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                                                                    EXHIBIT 23.0

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-50878.


                                                         /s/ ARTHUR ANDERSEN LLP


Hartford, Connecticut
March 29, 2001